IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
VALIC COMPANY I
Small Cap Strategic Growth Fund
Supplement to the Prospectus dated October 1, 2007
On October 30, 2007, the Board of Directors (“Board”) of VALIC Company I (“VC I”) approved a name change for the Small Cap Strategic Growth Fund (the “Fund”) and certain changes to the Fund’s principal investment strategies consistent with this name change. The following changes will become effective on or about March 10, 2008.
Name Change. The Fund’s name will change to the “Small-Mid Growth Fund.”
Investment Policy Change. The Fund’s investment policy currently reads as follows: “The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies.” This policy may be changed by the Board without shareholder approval provided written notice is provided 60 days in advance of such change. The Board approved the following revised policy:
“Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- and medium-sized U.S. companies.”
Investment Management. Evergreen Investment Management Company, LLC (“Evergreen”) will continue to serve as the Fund’s investment sub-adviser. However, the Fund’s portfolio management team will change and Mr. Zieff will no longer manage the Fund. The Fund will be managed as follows:
The Small-Mid Growth Fund is managed by two investment teams, the Evergreen Small/Mid Growth team and the Evergreen Small Cap Growth team. The Small/Mid Cap Growth team is managed by Donald M. Bisson and the Small Cap Growth team is led by Linda Z. Freeman and Jeffrey S. Drummond, who are assisted by Edward Rick IV, Jeffrey Harrison and Paul Carder.
Mr. Bisson is a Managing Director and Senior Portfolio Manager as well as the Head of the Small/Mid Cap Growth team within Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessor firms since 1996. Mr. Bisson has been working in the investment management field since 1988. Ms. Freeman is a Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1991 and has been working in the investment management field since 1979. Mr. Drummond is Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1988 and has been working in the investment management field since 1988. Mr. Rick is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1994 and has been working in the investment management field since 1994. Mr. Harrison is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1997 and has been working in the investment management field since 1994. Mr. Carder is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He joined Evergreen in 2004. Prior to joining Evergreen, Mr. Carder served as an Associate Equity Research Analyst for Wachovia Securities. He has been in the investment industry since 2000. Each Portfolio Manager is a Chartered Financial Analyst.
Date:      October 31, 2007